                                                                   EXHIBIT 10.20

                         OMRIX BIOPHARMACEUTICALS, INC.

                           2004 EQUITY INCENTIVE PLAN

      This 2004 Equity Incentive Plan (the "Plan") is intended to encourage ownership of Common Stock, $0.01 par value (the "Stock"), of Omrix Biopharmaceuticals, Inc., a Delaware corporation (the "Company") by directors, officers, employees and consultants of the Company and its Affiliates (as defined below) through the grant of Awards in order to attract, motivate and retain outstanding individuals for such positions, to align their interests with those of the Company's shareholders, and to provide them with appropriate compensation and additional incentives to promote the success of the Company.

      1. Certain Definitions.

      "Affiliate" means any business entity in which the Company owns directly or indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Board.

      "Award" means any Option, Stock Award or Stock Equivalent granted under
Section 4, 5 or 6 of the Plan.

      "Board" means the Board of Directors of the Company.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

      "Committee" means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof or, in the absence of such appointment, the Compensation Committee of the Board.

      "Fair Market Value" means, with respect to the Stock or any other property, the fair market value of such property as determined by the Board in good faith.

      "Option" means any Nonstatutory Stock Option or Incentive Stock Option granted under Section 3 of the Plan.

      "Participant" means an individual selected by the Board or the Committee to receive an Award under the Plan.

      2. Administration of the Plan. The administration of the Plan shall be under the general supervision of the Board, which shall, within the limits of the Plan, determine the Participants to whom and the times at which Awards shall be granted. The Board may establish such rules as it deems necessary for the proper administration of the Plan, make such determinations and interpretations with respect to the Plan and Awards granted under it as may be necessary or desirable and include such further provisions or conditions with respect to which Awards may be granted under the Plan as it deems advisable. To the extent permitted by law, the Board may delegate its authority under the Plan to a Committee of the Board. References to the Board herein shall include a Committee as applicable.

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      3. Shares Subject to the Plan.

            (a) Number and Type of Shares. The aggregate number of shares of Stock of the Company that may be issued pursuant to Awards granted under the Plan is 3,275,636 shares of Common Stock. Shares issued hereunder may consist in whole or in part of authorized but unissued shares or treasury shares.

            (b) Adjustments; Assumption of Options. In the event (i) of any stock dividend, split-up or combination of shares effected proportionately with respect to all outstanding shares of Stock, or (ii) the Board determines that any other recapitalization or any extraordinary cash dividend, reorganization, merger, consolidation, spin-off, exchange of shares or other similar capital change affects the Stock such that adjustment is required in order to preserve the benefits or potential benefits of the Plan or any Award granted under the Plan, the Board (whose determination shall be conclusive) shall appropriately adjust any or all of (i) the number and kind of shares or securities of the Company that may be issued under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the exercise price or repurchase price with respect to any of the foregoing, so that the proportionate number of shares or other securities as to which Awards may be granted and the proportionate interest of holders of outstanding Awards shall be maintained as before the occurrence of such event. In the event of any reorganization, merger, consolidation, spin-off or exchange of shares, the Board in its discretion may cause any Award to be assumed, or new rights substituted therefor, by another entity party to the transaction.

            (c) Restoration of Shares. Shares subject to an Award that expires, is terminated unexercised, is forfeited for any reason, or is settled in a manner that results in fewer shares outstanding than were initially awarded, shares surrendered in payment of the option price or any tax obligation with respect to an Award, and shares of Restricted Stock that are repurchased by, or forfeited to, the Company shall again be available for granting Awards under the Plan to the extent of such expiration, termination, forfeiture, repurchase or decrease subject, however, in the case of Incentive Stock Options, to any requirements under the Code.

      4. Options.

            (a) Types of Options. Options shall be granted under the Plan either as incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Code, or as Options that do not meet the requirements of Section 422 ("Nonstatutory Stock Options"). Options may be granted from time to time by the Board to all employees of the Company or of any parent or subsidiary company of the Company (as defined in Sections 424(e) and (f), respectively, of the Code), and Nonstatutory Stock Options may also be granted to all non-employee directors and consultants of the Company or any such other company.

            (b) Date of Grant. The date of grant for each Option shall be the date on which it is approved by the Board, or such later date as the Board may specify. No Incentive Stock Options shall be granted hereunder after ten years from the last date on which the Plan was approved for purposes of Section 422 of the Code.

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            (c) Option Price. The price at which shares may from time to time be purchased (the "option price") under each Incentive Stock Option shall be determined by the Board, provided that such price shall not be less than the Fair Market Value of the Stock on the date of grant; and provided further that no Option granted to any individual who is ineligible to be granted an Incentive Stock Option because his ownership of stock of the Company or its parent or subsidiary companies exceeds the limitations set forth in Section 422(b)(6) of the Code shall be an Incentive Stock Option unless the option price thereof is at least 110% of the Fair Market Value of the Stock on the date of grant. The option price of each Nonstatutory Stock Option shall be determined by the Board.

            (d) Payment. No shares of Stock shall be delivered upon exercise of an Option until the Company receives full payment for the exercise price therefore. Payment of the exercise price may be made in cash or, to the extent permitted by the Board at or after the grant of the Option, pursuant to any of the following methods: (i) by delivery of a promissory note, (ii) by actual delivery or attestation of ownership of shares of Common Stock owned by the Participant, or (iii) for such other lawful consideration as the Board may determine.

            (e) Term of Option; Exercisability. The Board shall determine the term of all Options, the time or times that Options become exercisable and whether they become exercisable in installments; provided, however, that the term of each Incentive Stock Option shall not exceed a period of ten years from the date of its grant, and provided further that no Option granted to any individual who is ineligible to be granted such Option because his ownership of stock of the Company or its parent or subsidiary companies exceeds the limitations set forth in Section 422(b)(6) of the Code shall be an Incentive Stock Option unless the term thereof does not exceed a period of five years from the date of its grant.

            (f) Effect of Disability, Death or Termination of Employment. The Board shall determine the effect on an Option of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's estate, legal representative, guardian, or beneficiary on death may exercise rights thereunder. Any beneficiary on death shall be designated by the Participant, in the manner determined by the Board, to exercise rights of the Participant in the case of the Participant's death.

            (g) Form of Options. Options granted hereunder shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles. The form of Options may vary among Participants; provided that, in the absence of a specific determination in any particular case, the forms of Incentive and Nonstatutory Stock Option shall be as set forth in Exhibits A and B hereto, respectively.

            (h) Amendment or Termination of Options. The Board may amend, modify, or terminate any outstanding Option, including substituting therefor another Option of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock

Option to a Nonstatutory Stock Option. Any such action shall require the Participant's consent unless:

                  (i) in the case of a termination of, or a reduction in the number of shares issuable under, an Option, any time period relating to the exercise of such Option or the eliminated portion, as the case may be, is waived or accelerated before such termination or reduction (or in such case the Board may provide for the Participant to receive cash or other property equal to the net value that would have been received upon exercise of the terminated Option or the eliminated portion, as the case may be); or

                  (ii) in any other case, the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

            (i) No Rights as a Shareholder. No Participant or any person claiming through a Participant shall have any rights as a shareholder with respect to any shares of Stock to be distributed under the Plan until he or she becomes the holder thereof.

      5. Stock Awards.

            (a) Terms. The Board may issue shares of Stock ("Stock Awards") to employees, non-employee directors and consultants upon such terms and conditions as the Board determines, including without limitation, Stock free of forfeiture provisions ("Unrestricted Stock"), Stock subject to forfeiture or to the Company's right to repurchase such shares ("Restricted Stock"), bonus stock or performance shares. Stock Awards may be issued without cash consideration or for such consideration as may be determined by the Board. The Board shall determine the duration of the period of time (the "Restricted Period") during which, the price (if any) at which, and the other conditions under which, the shares may be forfeited or repurchased by the Company and other terms and conditions of such grants.

            (b) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the Restricted Period. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the holder, shall contain such legend as the Board may require with respect to the restrictions on transfer and, if required by the Board, shall be deposited by the holder, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period with respect to any of such shares, the Company shall deliver a certificate with respect to such shares, without a legend referring to the Plan's restrictions on transfer, to the Participant or, if the Participant has died, to the Participant's designated beneficiary or legal representative.

            (c) Stock Purchase Agreement. Each recipient of a Stock Award shall enter into a Stock Purchase Agreement with the Company that shall specify the terms and conditions of such Stock Award and shall contain such other terms and conditions not inconsistent with the provisions of this Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles. The form of such Stock Purchase Agreement may vary among Participants. The Stock Purchase Agreement may be amended by the Board in any respect, provided that the consent of the

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Participant shall be required for any amendment, other than an amendment made in order to conform the Stock Purchase Agreement or the Plan to restrictions imposed by securities or tax laws or regulations, that would materially and adversely affect the Participant.

      6. Stock Equivalents. The Board may grant rights to receive payment from the Company based in whole or in part on the value of the Stock ("Stock Equivalents") upon such terms and conditions as the Board determines. Stock Equivalents may include without limitation phantom stock, performance units, dividend equivalents and stock appreciation rights ("SARs"). SARs granted in tandem with an Option will terminate to the extent that the related Option is exercised, and the related Option will terminate to the extent that the tandem SARs are exercised. A SAR will have an exercise price determined by the Board. In the case of a SAR granted in tandem with an Option, such exercise price will be not less than the exercise price of the related Option. The Board will determine at the time of grant or thereafter whether Stock Equivalents are to be settled in cash, Common Stock or other securities of the Company, other Awards or other property.

      7. Transferability. An Option or Stock Equivalent (i) shall not be transferable other than as designated by the Participant by will or by the laws of descent and distribution, and (ii) may be exercised during the Participant's life only by the Participant or the Participant's guardian or legal representative. The Board may waive this restriction in any particular case, provided that Incentive Stock Options may be transferable only to the extent permitted by the Code.

      8. No Right to Employment. No person shall have any claim or right to be granted an Award, and any grant of an Award shall not be construed as giving the Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan except as specifically provided in the applicable Award.

      9. Documentation; Shareholder Agreement; Other Conditions. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the Plan as the Board considers necessary and advisable. The Board may at the time of grant of an Award or at any time thereafter, require as a condition for exercise of an Option or receipt of a Stock Award or Stock Equivalent that the Participant execute a Shareholder Agreement containing such provisions relating to voting, restrictions on transferability, first refusal rights, co-sale rights, etc., and otherwise as the Board may deem necessary or desirable and may at any time impose such additional conditions with respect to the issuance and/or delivery of stock under the Plan as it considers necessary or advisable to comply with the requirements of securities, tax or other laws or regulations, including without limitation restricting the transfer of such shares and requiring appropriate representations and agreements from the Participant, and the Company shall be entitled to postpone such issuance or delivery until such conditions have been met.

      10. Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of any Award no later than the date of the event creating the tax liability. In the Board's discretion, such tax obligations may be paid in whole or in part in shares of Stock, including shares retained from the exercise of the Option or from the grant of a Stock Award creating the tax obligation, valued at the Fair Market Value of the Stock on the date of delivery to the Company. The Company and any of its affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

      11. Amendment or Termination. The Board may amend or terminate the Plan at any time, subject to such approval of the shareholders as the Board shall deem necessary or advisable.

      12. Shareholder Approval. The Plan shall be presented for approval by the shareholders of the Company within twelve (12) months from the date the Plan was adopted by the Board. In the event such approval is not obtained, all Incentive Stock Options granted under the Plan shall be deemed to be Nonstatutory Stock Options and no further Incentive Stock Options may be granted, but the provisions of the Plan regarding other Awards shall remain in effect.

      13. Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.

                                *****************

      Adopted by the Board of Directors on December 17, 2004 and approved by the shareholders as of January 13, 2005.

                   EXHIBIT A - FORM OF INCENTIVE STOCK OPTION

2004 ISO-____                                                     _______ Shares

                         OMRIX BIOPHARMACEUTICALS, INC.
                           2004 Equity Incentive Plan
                       Incentive Stock Option Certificate

      Omrix Biopharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby grants to the person named below an option to purchase shares of Common Stock, $.01 par value, of the Company (the "Option") under and subject to the Company's 2004 Equity Incentive Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

      Name of Optionee:                              ___________________________

      Address:                                       ___________________________
                                                     ___________________________
                                                     ___________________________
                                                     ___________________________

      Social Security No.:                           ___________________________

      Number of Shares:                              ___________________________

      Option Price:                                  ___________________________

      Date of Grant:                                 ___________________________

      Exercisability Schedule:

      Expiration Date:                               ___________________________

      This Option is intended to be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      By acceptance of this Option, the Optionee agrees to the terms and conditions set forth in this Agreement and in the Plan.

OPTIONEE                             Omrix Biopharmaceuticals, Inc.

_______________________________      By:_____________________________________
[Name]                                  [Name]
                                        Title:

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                   Incentive Stock Option Terms And Conditions

1. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Board of Directors or a Committee thereof (the "Administrator") administers the Plan and its determinations regarding the interpretation and operation of the Plan are final and binding. Copies of the Plan may be obtained upon request without charge from the Company.

2. Option Price. The price to be paid for each share of Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

4. Method of Exercise. To exercise this Option, the Optionee shall deliver (a) written notice of exercise in the form attached as Exhibit A hereto, to the Company specifying the number of shares with respect to which the Option is being exercised, (b) payment of the Option Price for such shares in cash, by certified check or money order to the order of the Company or in such other form, including shares of Stock of the Company valued at their Fair Market Value on the date of delivery, as the Administrator may approve in its discretion, and
(c) a signed Instrument of Accession to the Stockholders' Agreement among the Company and certain stockholders (the "Stockholders' Agreement") in the form attached as Exhibit B hereto, as such Stockholders' Agreement may be amended from time to time. In connection with any purchase of shares pursuant to an exercise of this Option, the Company may also require the Optionee to execute a Stock Purchase Agreement in a form reasonable acceptable to the Company. Promptly following such receipt of notice and other required documentation, the Company will deliver to the Optionee a certificate representing the number of shares with respect to which the Option is being exercised.

5. Rights as a Shareholder or Employee. The Optionee shall not earn the right to exercise or obtain the value of any portion of this Option except as provided in the exercisability schedule and until such time as all the conditions set forth herein and in the Plan that are required to be met in order to exercise this Option have been fully satisfied. No portion of this Option shall be deemed compensation for past services before it has become exercisable in accordance with the exercisability schedule. The Optionee shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionee shall not have any rights to continued employment by the Company or its affiliates by virtue of the grant of this Option.

6. Recapitalization, Mergers, Etc. As provided in and subject to the Plan, in the event of a merger, recapitalization or other corporate transaction involving the Company, the Administrator may in its discretion take certain actions affecting the Option and the Optionee's rights hereunder, including without limitation adjusting the number and kind of securities subject to the Option and the exercise price hereunder, providing for another entity to assume the Option, making provision for a cash payment, and terminating the Option.

7. Option Not Transferable. This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee.

8. Exercise of Option After Termination of Employment. If the Optionee's employment with (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason other than by disability (within the meaning of section 22(e)(3) of the Code) or death, the Optionee may exercise only the rights that were available to the Optionee at the time of such termination and only within three months from the date of termination. If the Optionee's employment is terminated as a result of disability, such rights may be exercised only within twelve months from the date of termination. Upon the death of the Optionee, his or her designated beneficiary or legal representative shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the Optionee at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

9. Compliance with Securities Laws. It shall be a condition to the Optionee's right to purchase shares of Stock hereunder that the Company may, in its discretion, require (a) that the shares of Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

10. Optionee's Tax Treatment. This Option is intended to be treated as an incentive stock option under section 422 of the Code. However, incentive stock option treatment requires compliance with a variety of factors, and the Company can give no assurance that the Option will, in fact, be treated as an incentive stock option.

11. Notice of Sale of Shares Required. The Optionee agrees to notify the Company in writing within 30 days of the disposition of any shares purchased upon exercise of this Option if such disposition occurs within two years of the date of the grant of this Option or within one year after such purchase.

                                                              Approved [  ] 2004

                 EXHIBIT B -- FORM OF NONSTATUTORY STOCK OPTION

2004 NSO-___                                                       ______ Shares

                         OMRIX BIOPHARMACEUTICALS, INC.
                           2004 Equity Incentive Plan
                      Nonstatutory Stock Option Certificate

      Omrix Biopharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby grants to the person named below an option to purchase shares of Common Stock, $.01 par value, of the Company (the "Option") under and subject to the Company's 2004 Equity Incentive Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

      Name of Optionee:                              ___________________________

      Address:                                       ___________________________
                                                     ___________________________
                                                     ___________________________
                                                     ___________________________

      Social Security No.:                           ___________________________

      Number of Shares:                              ___________________________

      Option Price:                                  ___________________________

      Date of Grant:                                 ___________________________

      Exercisability Schedule:

      Expiration Date:                               ___________________________

      This Option is not intended to be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      By acceptance of this Option, the Optionee agrees to the terms and conditions set forth in this Agreement and in the Plan.

OPTIONEE                                   Omrix Biopharmaceuticals, Inc.

______________________________             By:__________________________________
[name]                                        [name]
                                              Title:

                 Nonstatutory Stock Option Terms And Conditions

1. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Board of Directors or a Committee thereof (the "Administrator") administers the Plan and its determinations regarding the interpretation and operation of the Plan are final and binding. Copies of the Plan may be obtained upon request without charge from the Company.

2. Option Price. The price to be paid for each share of Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

4. Method of Exercise. To exercise this Option, the Optionee shall deliver (a) written notice of exercise in the form attached as Exhibit A hereto, to the Company specifying the number of shares with respect to which the Option is being exercised, (b) payment of the Option Price for such shares in cash, by certified check or money order to the order of the Company or in such other form, including shares of Stock of the Company valued at their Fair Market Value on the date of delivery, as the Administrator may approve in its discretion, and
(c) a signed Instrument of Accession to the Stockholders' Agreement among the Company and certain stockholders (the "Stockholders' Agreement") in the form attached as Exhibit B hereto, as such Stockholders' Agreement may be amended from time to time. In connection with any purchase of shares pursuant to an exercise of this Option, the Company may also require the Optionee to execute a Stock Purchase Agreement in a form reasonable acceptable to the Company. Promptly following such receipt of notice and other required documentation, the Company will deliver to the Optionee a certificate representing the number of shares with respect to which the Option is being exercised.

5. Rights as a Shareholder or Employee. The Optionee shall not earn the right to exercise or obtain the value of any portion of this Option except as provided in the exercisability schedule and until such time as all the conditions set forth herein and in the Plan that are required to be met in order to exercise this Option have been fully satisfied. No portion of this Option shall be deemed compensation for past services before it has become exercisable in accordance with the exercisability schedule. The Optionee shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionee shall not have any rights to continued employment or other service by the Company or its affiliates by virtue of the grant of this Option.

6. Recapitalization, Mergers, Etc. As provided in and subject to the Plan, in the event of a merger, recapitalization or other corporate transaction involving the Company, the Administrator may in its discretion take certain actions affecting the Option and the Optionee's rights hereunder, including without limitation adjusting the number and kind of securities subject to the Option and the exercise price hereunder, providing for another entity to assume the Option, making provision for a cash payment, and terminating the Option.

7. Option Not Transferable. Unless otherwise determined by the Administrator, this Option is not transferable by the Optionee otherwise than, if an individual, by will or the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee.

[FOR EMPLOYEES] 8. Exercise of Option After Termination of Employment. If the Optionee's employment with (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies, is terminated for any reason other than by disability (within the meaning of section 22(e)(3) of the Code) or death, the Optionee may exercise only the rights that were available to the Optionee at the time of such termination and only within three months from the date of termination. If the Optionee's employment is terminated as a result of disability, such rights may be exercised only within twelve months from the date of termination. Upon the death of the Optionee, his or her designated beneficiary or legal representative shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the Optionee at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

[FOR CONSULTANTS/DIRECTORS](1) 8. Exercise of Option After Termination of Consulting Relationship/Services Engagement. If the Optionee's consulting relationship or other services engagement with the Company or any of its affiliates is terminated for any reason, the Optionee or the Optionee's legal representative may exercise only the rights that were available to the Optionee at the time of such termination and only within three months from the date of termination. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

9. Compliance with Securities Laws. It shall be a condition to the Optionee's right to purchase shares of Stock hereunder that the Company may, in its discretion, require (a) that the shares of Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

10. Payment of Taxes. The Optionee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Administrator may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionee. In the Administrator's discretion, such tax obligations may be paid in whole or in part in shares of Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

----------
(1) In the case of a consultant, the termination provision will need to be consistent with the respective consulting agreement.

                           EXHIBIT A FORM OF EXERCISE

                                                              Exercise #________

                         OMRIX BIOPHARMACEUTICALS, INC.
                           2004 EQUITY INCENTIVE PLAN
                                FORM OF EXERCISE

      The undersigned employee of or consultant to OMRIX BIOPHARMACEUTICALS, INC. (the "Company"), pursuant to its 2004 Equity Incentive Plan (the "Plan") and pursuant to option certificate number ______________ dated ________________, hereby agrees to purchase from the Company _____________ shares of Common Stock, $.01 par value, at an exercise price of $___________ per share for a total purchase price of $_____________.

      Name of Optionholder:                           __________________________

      Address:                                        __________________________

                                                      __________________________

                                                      __________________________

      Social Security No.                             __________________________

The above Optionholder has delivered the following consideration to the Company in exchange for the shares of Common Stock listed above:

      (1) $__________ in cash or by check.

      (2) The above Optionholder has executed and delivered to the Company two Instruments of Accession to the Stockholders' Agreement with respect to the shares of Common Stock listed above.

      IN WITNESS WHEREOF, the undersigned Optionholder has executed this Form of Exercise this ________ day of ___________________, 20____.

__________________________________             _________________________________
Signature of Optionholder                      Date of Exercise

                                    EXHIBIT B

                         OMRIX BIOPHARMACEUTICALS, INC.
                       STOCKHOLDER INSTRUMENT OF ACCESSION

      The undersigned, ______________________, as a condition precedent to becoming the owner or holder of record of __________________ (_________) shares of Common Stock, par value $0.01 per share, of Omrix Biopharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby agrees to become a Stockholder under that certain Stockholders' Agreement dated as of December ___, 2004 by and among the Company and the Common Stockholders named therein, as the same as may be amended from time to time, including by accession of additional parties. This Instrument of Accession shall take effect and shall become an integral part of, and the undersigned shall become a party to and bound by, said Stockholders' Agreement immediately upon execution and delivery to the Company of this Instrument.

      IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned as of the date below written.

                                           [NAME]

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           Record Address:______________________
                                           _____________________________________
                                           _____________________________________

                                           Telephone No.:_______________________
                                           Facsimile No.:_______________________

                                           E-mail Address:______________________

                                           ACCEPTED:

                                           OMRIX BIOPHARMACEUTICALS, INC.

                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           Date:________________________________

                                       12